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                                                                  EXHIBIT (j)(1)




                         INDEPENDENT AUDITORS' CONSENT



The Board of Directors of ING Investment Funds, Inc.:


We consent to the use of our reports incorporated herein by reference and to the references to our firm under the heading "Financial Highlights" in the prospectuses and "Independent Auditors" in the statement of additional information.


                                        /s/KPMG LLP


Los Angeles, California
February 21, 2002